Exhibit 32.1

BILLMYPARENTS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BillMyParents, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael McCoy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2012	/s/ Michael McCoy
Michael McCoy
Chief Executive Officer